SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 27, 2002

                           CIRCLE GROUP INTERNET INC.
             (Exact name of registrant as specified in its charter)


           ILLINOIS                     000-27841                36-4197173
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)


           1011 CAMPUS DRIVE                                       60060
           MUNDELEIN, ILINOIS                                   (Zip Code)
    (Address of principal executive
                offices)


        Registrants telephone number, including area code: (847) 549-6002

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================



 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) The financial statements of FGTI for the period from August 7, 2000 (inception) to October 31, 2002.

         (b)  Exhibit.

              23.1   Consent of Spector & Wong, LLP

ITEM 7.  (a). Financial Statements.

HAROLD Y. SPECTOR, CPA        SPECTOR & WONG, LLP        80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA        Certified Public Accountants          SUITE  723
                                (888) 584-5577              PASADENA,CA 91101
                              FAX (888) 584-8033



                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Board of Directors and Stockholders of Fiber-Gel Technologies, Inc.

We have audited the accompanying balance sheet of Fiber-Gel Technologies, Inc. (a Florida corporation in the development stage) as of October 31, 2002, and the related statements of operations, and cash flows for the ten months ended October 31, 2002 and 2001, and for the period from August 7, 2000 (inception) to October 31, 2002, and the related statement of stockholders' equity for the period from August 7, 2000 (inception) to October 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted this audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fiber-Gel Technologies, Inc. as of October 31, 2002, and the results of its operations and its cash flows for the ten months ended October 31, 2002 and 2001, and for the period from August 7, 2000 (inception) to October 31, 2002, in conformity with accounting principles generally accepted in the United States.




Pasadena, California
November 12, 2002

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

OCTOBER 31, 2002
--------------------------------------------------------------------------------


                                     ASSETS

    TOTAL ASSETS                                                      $     --
                                                                      ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities                                                           $     --
                                                                      --------
Stockholders' Equity
  Common stock, $0.01 par value; 1,000,000 shares

   authorized; 1,000 shares issued and outstanding                          10

  Paid-in capital                                                       50,390
  Deficit accumulated in the development stage                         (50,400)
                                                                      --------
    Total stockholders' equity                                              --

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $-
                                                                      ========

See notes to financial statements.

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS


                                                                  Inception
                                           Ten Months ended      Aug. 7, 2000
                                     ---------------------------      to
                                     Oct. 31, 2002   Oct.31,2001  Oct.31,2002
                                     -------------   -----------  -----------
Revenue                                 $     --       $     --      $     --

Cost and expenses
  General and administrative expenses         --             --           400
  Impairment of intangible asset          50,000             --        50,000
                                        --------       --------      --------
                                          50,000             --        50,400

Net (loss)                              $(50,000)      $     --      $(50,400)
                                        ========       ========      ========
(Loss) per share-basic and diluted      $ (50.00)      $     --      $ (50.40)
                                        ========       ========      ========
Shares used in per share calcuation
  -basic and diluted                       1,000          1,000         1,000

See notes to financial statements.

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM AUGUST 7, 2000 (INCEPTION) TO OCTOBER 31, 2002


                                                                           Deficit
                                                                          Accumulated
                                         Common Stock                       in the
                                     --------------------       Paid-in   Development
                                       Shares     Amount        Capital      Stage       Total
                                     --------    --------       -------    ---------   --------

Balance at August 7, 2000
(Inception)                                --    $     --    $     --      $     --    $    --

Shares issued to founder on 8/7/00      1,000          10         390                      400

Net (loss)                                                                     (400)      (400)
                                     --------    --------    --------      --------    -------
Balance at December 31, 2000            1,000          10         390          (400)        --

Net (loss)                                                                       --         --
                                     --------    --------    --------      --------    -------
Balance at December 31, 2001            1,000          10         390          (400)        --

Capital contributions to acquire
 license agreement                                             50,000                   50,000

Net (loss)                                                                  (50,000)   (50,000)
                                     --------    --------    --------      --------    -------
Balance at October 31, 2002             1,000    $     10    $ 50,390      $(50,400)   $    --
                                     ========    ========    ========      ========    ========

See notes to financial statements.

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS


                                                                                         Inception
                                                                     Ten Months          Aug.7,2000
                                                             --------------------------       to
                                                             Oct.31, 2002   Oct.31,2001   Oct.31,2002
                                                             ------------   -----------   -----------
CASH FLOW FROM OPERATING ACTIVITIES:
  Net (loss)                                                    $(50,000)      $    --      $(50,400)
  Adjustments to reoncile net (loss) to net
   cash (used in) operating activities:                               --            --            --
      Impairment of intangible asset                              50,000            --        50,000
  Change in operating assets and liabilities                          --            --            --
                                                                --------       -------      --------
        Net cash flow (used in) operating activities                  --            --          (400)
                                                                --------       -------      --------

CASH FLOW FROM INVESTING ACTIVITIES
  Acquiring license agreement                                    (50,000)           --       (50,000)
                                                                --------       -------      --------
       Net cash flow (used in) investing activities              (50,000)           --       (50,000)
                                                                --------       -------      --------
CASH FLOW FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock                              --            --           400
  Capital contributions                                           50,000            --        50,000
                                                                --------       -------      --------
        Net cash flow provided by financing activities            50,000            --        50,400
                                                                --------       -------      --------
        NET INCREASE IN CASH                                          --            --            --

CASH AT BEGINNING OF PERIOD                                           --            --            --
                                                                --------       -------      --------
CASH AT END OF PERIOD                                           $     --       $    --      $     --
                                                                ========       =======      ========

see notes to financial statements.

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND BUSINESS ACTIVITIES

Fiber-Gel Technologies, Inc. (the "Company") was organized under the laws of the state of Florida on August 7, 2000 under the name of Universal Keypad, Inc. On October 1, 2001, the Company changed its name to Fiber-Gels Technologies, Inc. and adopted as Fiber-Gel Technologies, Inc. on March 8, 2002.

The Company owns the exclusive, worldwide licensee to Z-Trim, an all-natural, carbohydrate-based fat replacement developed by the United States of Department of Agriculture's (USDA) Agricultural Research Service. Z-Trim is a new fat replacer that can be used to decrease fat and calories and increase insoluble fiber in foods. The target market for Z-Trim includes: dairy, bakery & cereal, confectionary, pasta & rice, snack foods, ground meats and nutritional beverages.

The Company's activities to date have been limited to organization and capital formation. The Company has not generated any revenue from its planned operations. The Company is considered a development stage company as defined under Financial Accounting Standards Board ("FASB") Statement No. 7.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimate The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S.
GAAP) requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and notes thereto. Actual results could differ from those estimates and such differences could be material to the financial statements.

Revenue Recognition The Company did not conduct any business operations since inception, and consequently, has not generated any operating revenue. Revenue will be recognized when products are sold or when fees are earned

         In December 1999, the SEC released SAB No. 101, "Revenue Recognition in Financial Statements," providing the staff's views in applying U.S. GAAP to certain revenue recognition issues. The Company is currently evaluating the impact of SAB No. 101 and does not anticipate any material impact on the Company's financial position, results of operations or cash flows.

Cash and Cash Equivalents For purposes of the statements of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Derivatives In June 1998, the FASB issued Statement of Financial Accounting Standard (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

Fixed Assets As of October 31, 2002, the Company does not maintain or control any fixed assets.

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Asset In July 2001, the FASB issued No. 142, "Goodwill and Other Intangible Assets," under which goodwill and intangible assets with indefinite useful lives are no longer amortized but will be reviewed for impairment annually, or more frequently if certain events or changes in circumstances indicate that the carrying value may not be recoverable. The impairment test for intangible assets with indefinite useful lives consists of a comparison of fair value to carrying value, with any excess of carrying value over fair value being recorded as an impairment loss. Intangible assets with finite useful lives will continue to be amortized over their useful lives and will be reviewed for impairment in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

Impairment of Long-Lived Assets Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting form the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Income Taxes Income tax expense is based on pre-tax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Computation of Net Income (Loss) per Share Basic net income (loss) per share is computed using the weighted-average number of shares outstanding during the period. Diluted net income per share is computed using the weighted-average number shares and dilutive potential common shares outstanding during the period. Diluted net loss per share is computed using the weighted-average number shares and excludes dilutive potential common shares outstanding, as their effect are antidilutive. Diluted net loss per share is the same as basic net loss per share due to the lack of dilutive items in the Company.

Recent Accounting Pronouncements In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. Statement 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         In April 2002, FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

NOTE 3 - CHANGE OF OWNERSHIP

The Company was a wholly owned subsidiary of UTEK Corporation ("UTEK"). On August 27, 2002, the Company was acquired by Circle Group Internet, Inc. ("CIRCLE", OTC BB:CRGQ) in a stock for stock exchange. All of the issued and outstanding shares of common stock of the Company were exchanged for 2,800,000 shares of CIRCLE's common stock and a warrant to purchase 500,000 CIRCLE's common stock at an exercise price of $0.36 per share. The warrant expires on August 27, 2005. The separate corporate existence of Fiber-Gel Technologies, Inc. will continue as a wholly-owned subsidiary of CIRCLE.

NOTE 4 - LICENSE AGREEMENT

In August 2002, the Company entered into a license agreement with USDA for the development and commercialization of Z-Trim in the United States and Canada. Upon execution of the agreement, the Company paid USDA a license executive fee of $50,000, which is capitalized as an intangible asset. The Company adopted the SFAS 142 and 144 and performed the impairment review related to the carrying value of the license agreement as of October 31, 2002. The license agreement was determined to have no fair market value as of that date and an impairment charge of $50,000 was recorded.

The Company will also pay USDA an annual license maintenance fee in accordance with the following schedule:


                         Date                       Amount
           ------------------------------         ----------
           March 1, 2003                          $ 2,000.00
           March 1, 2004                          $ 5,000.00
           March 1, 2005                          $ 7,500.00
           March 1, 2006                          $ 7,500.00
           March 1, 2007 and thereafter           $10,000.00

FIBER-GEL TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - LICENSE AGREEMENT (CONTINUED)

Neither the execution fee nor the annual maintenance fee is refundable.

The Company shall also pay USDA royalties of one percent (1%) on the net sales of the licensed products by the Company.

In addition, the Company has the right to grant sublicense and shares equally with USDA of any lump sum payment, fee, other income, or royalties received from a sublicensee pursuant to the sublicense agreement.

NOTE 5 - RELATED PARTY TRANSACTIONS

In August 2002, the former sole shareholder of the Company contributed $50,000 to acquire a license agreement (See Note 4).

================================================================================
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CIRCLE GROUP INTERNET INC.


Date: November 12, 2002                        By: /s/ Gregory J. Halpern
                                                   ----------------------
                                                    Gregory J. Halpern
                                                    Chief Executive Officer


================================================================================